SUPPLEMENT DATED MARCH 1, 1999
          TO THE PROSPECTUS DATED MAY 1, 1998
                   CARILLON ACCOUNT

Effective March 1, 1999, the prospectus for Carillon Account dated May 1, 1998 is amended by including as a part thereof the following information:

In March, 1999, we intend to file a request for an order of the Securities and Exchange Commission ("SEC") permitting us to substitute alternative subaccounts and their underlying mutual fund portfolios ("substituted options") for existing subaccounts and portfolios that we propose to cease operating as investment options under your contract ("eliminated options"). If you have values allocated to an eliminated option, you will receive prior notification regarding the details of the substitution. The eliminated and substituted options that we anticipate are:

ELIMINATED OPTIONS:               SUBSTITUTED OPTIONS:
Capital Subaccount/               Balanced Index Subaccount/
Carillon Capital Portfolio        Carillon Balanced Index Portfolio

Capital Appreciation Subaccount/  AIM Capital Appreciation Subaccount/
American Century VP Capital       AIM V.I. Capital Appreciation
Appreciation Portfolio            Portfolio

We will allow transfers from eliminated options to any other investment options available under the variable annuity contracts for a period of 30 days prior to any substitution without the imposition of any transfer fee. We also will permit you to transfer amounts moved to a substituted option as part of the substitution to any other investment options for a period of 30 days after the substitution. Such transfers would not count in determining whether the six free transfers have been exceeded.

The proposed substitution of the substituted options for the eliminated options likewise would not impose a transfer fee nor count in determining whether the six free transfers have been exceeded. The proposed substitution will not affect your rights or our obligations under the contract.

There can be no guarantee that the SEC will grant our request.
The terms, conditions and scope of any order granting, in whole or part, the relief requested, may vary from our request.






stick1.ca